UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A
(Amended to correct status as a filing under Section 12(g) of the Securities Act, not a Section 12(b) filing)

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BIG BEAR MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	20-4350483 (I.R.S. Employer Identification No.)
1728 Yew Street, Suite 8, Vancouver, BC (Address of principal executive offices)	V6K 3E9 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Not Applicable	Name of each exchange of which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates: 333-132547 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
(Title of class)

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Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-132547) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit
Number	Description
3.1	Articles of Incorporation (1)
3.2	By-Laws (1)
(1)	Filed as an exhibit to the Registrant's registration statement on Form SB-2 filed with the Commission on March 17, 2006.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: June 5, 2006

BIG BEAR MINING CORP.

By:	/s/ Aaron Hall
AARON HALL
President and Director
(Principal Executive Officer)

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